SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2002

                        Commission File Number: 000-28005

                             MetaSource Group, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                88-0422028
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

40 Exchange Place, Suite 1607, New York, New York                         10005
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(Address of principal executive offices)                             (Zip Code)

                                 (646) 805-5141
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              (Registrant's Telephone Number, Including Area Code)


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                   (Former name, if changed since last report)

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      (Former Address and Telephone Number of Principal Executive Offices)




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ITEM 2.  ACQUISITION OF ASSETS.

On December 3, 2002, the Registrant entered into a Definitive Acquisition Agreement entered with Sitaro Group, Ltd., a Delaware corporation ("Sitaro"), dated December 3, 2002. Sitaro builds and manages Marketing Process Solutions for large companies and leading advertising agencies. Its clients include IBM, Cisco, AT&T, Pfizer and Young and Rubicam. We anticipate the acquisition of Sitaro will fit strategically with the other offerings of the Registrant. Sitaro offers marketing software and consulting services to large enterprises with multiple marketing programs. We believe these enterprises use Sitaro's services to lower their cost of marketing and more efficiently direct their marketing programs. The Registrant believes Sitaro's skill set will enhance services rendered to the Registrant's existing customers. Further, the Registrant believes it can enhance Sitaro's profitability by outsourcing software projects currently developed by Sitaro engineers through its MetaSource Systems subsidiary. The Registrant further believes it can add additional product/service offerings to Sitaro's clients from its various subsidiaries such as Kensington Group and Digit.

The Registrant believes the acquisition of these companies will complement its business of providing computer solutions and consulting. The Registrant intends to continue pursue further acquisitions with the goal of becoming a provider of software solutions and technology consulting.

ITEM 5. OTHER EVENTS.

References is made to the Registrant's press release dated December 4, 2002. The Registrant is in the process of completing its financial statements for the period ending September 30, 2002 and anticipates filing its Quarterly Report on Form 10-QSB as soon as those statements are complete.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial information required by this Item will be filed by amendment no later than 75 days following the closing date of the Agreements.



                                   Schedule A

                          Sitaro Group Income Statement

                       November 2001 through October 2002
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Revenues                                               $1,421,710

Expenses

           Advertising, dues, & Subcr                     $78,541
           Cable access                                      $259
           Depreciation Expense                            $5,454
           Donations                                       $1,950
           Entertainment                                  $60,897
           Equipment Lease                                $22,218
           Fica Expense                                   $23,021
           Income Tax, NYC                                   $449
           Income Tax, Federal                                 $0
           Income Tax, NYS                                   $435
           Insurance, Health                              $20,203
           Insurance, Officers dbl                         $7,198
           Insurance, Officers life                        $3,537
           Insurance, Other                               $10,954
           Interest & Bank Charges                           $209
           Internet Access                                $25,177
           Miscellaneous                                 $110,911
           Office Supplies                                $30,639
           Payroll Service                                 $2,276
           Payroll Taxes                                  $18,691
           Professional Fees                              $21,853
           Programming, outside service                   $35,668
           Rent                                           $88,269
           Repairs and Maintenance                         $2,172
           Salary, bonus                                       $0
           Salary, office                                      $0
           Salary, officers                              $267,561
           Salary, Programming                           $308,471
           Sui/Fui                                         $2,178
           Suspense                                         -$490
           Telephone                                      $14,731
           Travel                                        $105,333

Total Expense                                          $1,268,766

Net Ordinary Income                                      $152,944

Other Income                                              $23,318

Other Expense                                            $288,272

Net Income Before Adjustments                           -$112,010

Adjustments

Adjustments to Costs
           Advertising                                    $70,000
           Internet Access                                $10,000
           Miscellaneous                                  $90,000
           Programming, outside service                   $20,000
           Rent                                           $40,000
           Salary, Officers                               $72,666
           Salary, Programming                            $59,640
           Travel                                         $76,637
Uncollected Recievables
           Wunderman status tracker                       $16,200
           Wunderman EP/loop redesign                     $35,100
           Wunderman EDI                                  $28,000
           Wunderman Dashboard                            $25,000
           Cisco                                          $30,000

Total Adjustments                                        $573,243

Prior Year Earnings                                      $461,232



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    Schedule B

             Sitaro Group Balance Sheet as of 10/31/02

Assets
                   Cash and Equivalents
                   Accounts Recievables
                   Other Current Assets
                   Property/Plant & Equipment
                   Other Long Term Assets

                   Total Assets

Liabilities

                   Accounts Payables
                   Other Current Liabilities
                   Debt

                   Total Liabilities
                   --------------------------------------------------

Shareholder's Equity



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Index to Exhibits

2        Agreement with Sitaro Group, Ltd.

99       Press release dated December 4, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MetaSource Group, Inc.


December 17, 2002                     By:     /s/ Courtney Smith
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                                              Courtney Smith, President